UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 16, 2010
O’CHARLEY’S INC.

(Exact name of registrant as specified in its charter)

Tennessee	0-18629	62-1192475

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

3038 Sidco Drive
Nashville, Tennessee	37204

(Address of principal executive offices)	(Zip Code)
(615) 256-8500

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1     Press Release dated December 16, 2010

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 16, 2010, O’Charley’s Inc. (the “Company”) announced that Lawrence E. Hyatt has resigned as the Company’s Chief Financial Officer and Treasurer to accept a position with another company, effective as of the end of the Company’s 2010 fiscal year on December 26, 2010. R. Jeffrey Williams, age 44, the Company’s Principal Accounting Officer, Corporate Controller and Assistant Secretary, has been appointed to serve following Mr. Hyatt’s departure as the Company’s Interim Chief Financial Officer and Treasurer and as the Company’s principal financial officer, in addition to his current positions with the Company. A description of Mr. Williams’ business background and experience is incorporated herein by reference to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2010. The Company plans to conduct a search for a new Chief Financial Officer and Treasurer, and expects Mr. Williams to be a candidate.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
99.1     Press Release dated December 16, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

O’CHARLEY’S INC.
By:	/s/ David W. Head
David W. Head
President and Chief Executive Officer

Date: December 16, 2010

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated December 16, 2010.